UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2020

TRI Pointe Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35796	61-1763235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19540 Jamboree Road, Suite 300

Irvine, California 92612

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (949) 438-1400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events

On June 10, 2020, TRI Pointe Group, Inc. (the “Company”) issued $350,000,000 aggregate principal amount of 5.700% Senior Notes due 2028 (the “Notes”) pursuant to the terms of an underwriting agreement dated June 3, 2020 (the “Underwriting Agreement”) among the Company, the guarantors named therein and Citigroup Global Markets Inc., as representative of the several underwriters named therein. The net proceeds from the offering were approximately $346.5 million, before expenses but after deducting the underwriting discount.

The Notes sold pursuant to the Underwriting Agreement were registered under the Company’s registration statement on Form S-3 filed on June 3, 2020 (File No. 333-238897) and were issued pursuant to an indenture between the Company and U.S. Bank National Association, as trustee (the “Trustee”), dated as of May 23, 2016 (the “Base Indenture”), as supplemented by the fifth supplemental indenture between the Company, the guarantors party thereto and the Trustee, dated as of June 10, 2020 (the “Fifth Supplemental Indenture”).

The foregoing descriptions of the Underwriting Agreement, the Base Indenture and the Fifth Supplemental Indenture are qualified in their entirety by the terms of such agreements, which are filed as Exhibit 1.1 hereto, Exhibit 4.9 to the registration statement on Form S-3 filed June 3, 2020 and Exhibit 4.1 hereto, respectively, and incorporated herein by reference. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the form of the 5.700% Senior Note due 2028, which is filed hereto as Exhibit 4.2, and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits.

1.1	Underwriting Agreement, dated as of June 3, 2020, among TRI Pointe Group, Inc., the guarantors named therein and Citigroup Global Markets Inc., as representative of the several underwriters named therein

4.1	Fifth Supplemental Indenture, dated as of June 10, 2020, among TRI Pointe Group, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee

4.2	Form of 5.700% Senior Note due 2028

5.1	Opinion of Gibson, Dunn and Crutcher LLP

5.2	Opinion of Chapoton Sanders Scarborough, LLP

5.3	Opinion of Titus Brueckner & Levine PLC

5.4	Opinion of Fikso Kretschmer Smith Dixon Ormseth PS

5.5	Opinion of McDonald Carano LLP

23.1	Consent of Gibson, Dunn and Crutcher LLP (included in Exhibit 5.1)

23.2	Consent of Chapoton Sanders Scarborough, LLP (included in Exhibit 5.2)

23.3	Consent of Titus Brueckner & Levine PLC (included in Exhibit 5.3)

23.4	Consent of Fikso Kretschmer Smith Dixon Ormseth PS (included in Exhibit 5.4)

23.5	Consent of McDonald Carano LLP (included in Exhibit 5.5)

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2020

TRI Pointe Group, Inc.

	By	/s/ David C. Lee
David C. Lee
Vice President, General Counsel and Secretary